                                                                    EXHIBIT 10.3



                          SECOND AMENDMENT AND WAIVER
                        TO SECOND AMENDED AND RESTATED
                      MULTICURRENCY REVOLVING CREDIT AND
                              TERM LOAN AGREEMENT

     Second Amendment and Waiver, dated as of January 29, 1999 (the "Effective Date"), to Second Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement (this "Amendment"), by and among (a) SAMSONITE CORPORATION, a Delaware corporation (the "Company"), (b) SAMSONITE EUROPE N.V., a corporation organized under the laws of Belgium ("Samsonite Europe") and (c) BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, BANKBOSTON, N.A. and the other lending institutions from time to time listed on Schedule 1 to the Credit Agreement (as
                                         ----------
hereinafter defined) (collectively, the "Lenders"), amending certain provisions of the Second Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement dated as of June 24, 1998, as amended by the First Amendment to Second Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement, dated as of October 1, 1998, and as the same may be further amended, modified, supplemented, and in effect from time to time (the "Credit Agreement"), by and among the Company, Samsonite Europe, the Lenders, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent for the Agents and the Lenders (the "Administrative Agent"), BANKBOSTON, N.A., as syndication agent for the Agents and the Lenders (the "Syndication Agent"), GENERALE BANK N.V., as foreign agent for the Agents and the Lenders (the "Foreign Agent"), and as fronting bank (the "Fronting Bank"), CANADIAN IMPERIAL BANK OF COMMERCE, as documentation agent for the Agents and the Lenders (the "Documentation Agent"), and the other parties thereto. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Borrowers and the Lenders have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     (S)1.     AMENDMENTS TO THE CREDIT AGREEMENT.  Subject to the satisfaction
               ---------- -- --- ------ ---------
of the applicable conditions precedent set forth in (S)3 hereof, the Credit Agreement is hereby amended as follows:

     (S)1.1.   APPLICABLE MARGIN.
               -----------------

     THE TABLE IN THE DEFINITION OF APPLICABLE MARGIN CONTAINED IN (S)1.1 OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY SUBSTITUTING THE FOLLOWING FOR THE EXISTING ROW ENTITLED "TIER 7" OF SUCH TABLE:

-------------------------------------------------------------------
TIER    GREATER    3.00%    3.50%   1.9375%  2.00%  2.50%  0.500%
 7      THAN OR
        EQUAL TO
        5.50:1.0
        0
-------------------------------------------------------------------

     (S)1.2.   REAL ESTATE COLLATERAL ARRANGEMENTS.
               ---- ------ ---------- ------------

     (a) Section 7 of the Credit Agreement is hereby amended by inserting the following phrase into Section 7.1(a) and Section 7.2(a) immediately after the phrase "real property" and before the semi-colon in each of Section 7.1(a) and
Section 7.2(a):

         "(except for real property required to be mortgaged as Collateral under Section 9.24 hereof)"

     (b) Section 9.24 of the Credit Agreement is hereby amended by adding the following new text at the end of such Section 9.24:

         "As soon as practicable and in any event no later than March 31, 1999, the Company and the Guarantors that are Domestic Subsidiaries shall have executed and delivered such mortgages, deeds of trust, and other Security Documents and such other related documents, and taken such other actions, as may be reasonably requested by the Administrative Agent in order for the Administrative Agent, in its capacity as Collateral Agent for the Lenders, to have legal, valid and enforceable first priority (except for (a) Permitted Liens entitled to priority under applicable law and (b) at such time as the Administrative Agent shall have entered into the applicable Collateral Agency Agreement relating thereto, the PBGC Ratable Lien), perfected mortgage liens and security interests upon any and all owned Real Estate located in Denver, Colorado and the surrounding communities (whether now owned or hereafter acquired) of the Company and the Guarantors that are Domestic Subsidiaries ("Denver Owned Real Estate") as security for the Obligations of the applicable grantor of such Denver Owned Real Estate as Collateral. Without limiting the generality of the foregoing, within the required time period specified above, (i) all filings, recordings, deliveries of documents and other actions necessary or desirable in the opinion of the Administrative Agent to perfect, protect and preserve such mortgage liens and security interests shall have been duly effected or there shall have been made arrangements for the same which are satisfactory to the Administrative Agent, (ii) the Administrative Agent shall have received evidence of the foregoing in form and substance satisfactory to the Administrative Agent, (iii) the Administrative Agent shall have received from each of the Company and the Guarantors that are Domestic

    Subsidiaries an accurate and complete list and description of all Denver Owned Real Estate (and any and all other then owned Real Estate located in the United States of America of the Company and the Guarantors that are Domestic Subidiaries), and the results of UCC, title, and other lien searches with respect to the applicable Denver Owned Real Estate indicating no liens other than Permitted Liens, and otherwise in form and substance satisfactory to the Administrative Agent, (iv) the Administrative Agent shall have received (x) evidence of corporate, limited liability company, or other applicable organizational authority of the Company and the relevant Guarantors that are Domestic Subsidiaries with respect to the granting of the Denver Owned Real Estate as Collateral by them, (y) signed copies of favorable legal opinions, addressed to the Administrative Agent, of counsel to the Company and the applicable Guarantors as to the matters referred to in the foregoing clause (x) of this paragraph; as to the Collateral Agent holding valid, perfected and subsisting liens in the Denver Owned Real Estate as Collateral, enforceable against all third parties in accordance with their terms (subject only to Permitted Liens); as to the relevant mortgages, deeds of trust, and other applicable Security Documents being legal, valid and binding obligations of each applicable Obligor, enforceable in accordance with their terms (subject to customary qualifications and limitations); and as to such other matters as the Administrative Agent may reasonably request (together with appropriate corporate (or other applicable) documentation and certificates relating thereto), and (z) a certificate of insurance with respect to the Denver Owned Real Estate in form and substance satisfactory to the Administrative Agent, from an independent insurance broker, identifying insurers, types of insurance, insurance limits, policy terms, identifying the Collateral Agent (on behalf of the Lenders) as additional insured and as mortgagee and loss payee and otherwise describing the insurance obtained in accordance with the provisions of this Agreement and the applicable Security Documents relating to the Denver Owned Real Estate, and certified copies of all policies evidencing such insrance (or certificates with respect thereto signed by the insurer or an agent authorized to bind the insurer), together with evidence of appropriate flood insurance or evidence that flood insurance is not required as to the Denver Owned Real Estate; (v) the Administrative Agent shall have received appropriate policies of mortgagee title insurance in its favor, in form and substance (and in an amount of coverage) satisfactory to the Administrative Agent, with respect to its mortgage liens and security interests in the Denver Owned Real Estate, issued by title insurers approved by the Administrative Agent, together with evidence of full payment of the related premiums by the Company, and such real estate surveys, surveyor's certificates, title affidavits, and other related documents as the Administrative Agent deems necessary or appropriate in connection with such title insurance (with the costs and expenses of the foregoing to be paid by the Company); (vi) the Administrative Agent shall have received environmental site assessment reports (including, without limitation, the environmental site assessment reports provided for in Section 9.16 hereof) covering such matters as the Administrative Agent shall reasonably request with respect to the Denver Owned Real Estate from environmental consultants approved by the Administrative Agent (with the costs and expenses of the same to be paid by the Company), and (vii) the Administrative Agent shall have received such appraisals of the Denver Owned Real Estate as it deems necessary or appropriate (whether pursuant to any applicable requirements of federal or state banking laws or regulations, its internal real estate collateral policies, or otherwise) from appraisers approved by the Administrative Agent, in such form and detail and covering such matters as to the Denver Owned Real Estate as the Administrative Agent shall reasonably request (with the costs and expenses of the same to be paid by the Company). Notwithstanding the foregoing, the foregoing requirements of this Section 9.24 with respect to the Denver Owned Real Estate shall be subject to the limitations and exclusions set forth in Sections 7.1(e) and 7.2(d) hereof with respect to certain encumbered Real Estate."

     (S)2.  LIMITED WAIVER OF INTEREST COVERAGE RATIO.  Subject to the
            -----------------------------------------
satisfaction of the applicable conditions precedent set forth in (S)3 hereof, the Lenders hereby waive, solely with respect to the determination of compliance therewith as of January 31, 1999, non-compliance by the Borrowers with Section 11.2.1(b) of the Credit Agreement. Such waiver shall not apply to any other provision of the Credit Agreement or any other fiscal period.

     (S)3.  CONDITIONS TO EFFECTIVENESS.  This Amendment shall be deemed to be,
            ---------------------------
and shall become, effective as of the Effective Date but only upon, and subject to, the execution and delivery by the Company, Samsonite Europe, and the Majority Lenders of one or more counterparts of this Amendment to the Administrative Agent on a date that is a Business Day not later than January 29, 1999 (such date being hereinafter referred to as the "Amendment Closing Date").

     (S)4.  REPRESENTATIONS AND WARRANTIES.  Each of the Company and Samsonite
            ------------------------------
Europe hereby repeats, on and as of the date of the execution and delivery hereof and the Amendment Closing Date, each of the representations and warranties made by it in (S)8 of the Credit Agreement (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement
               --------
shall refer to such Credit Agreement as amended hereby. In addition, each of the Company and Samsonite Europe hereby represents and warrants that the execution and delivery by such Borrower of this Amendment and the performance by such Borrower of all of its respective agreements and obligations under this Amendment and the Credit Agreement as amended hereby are within the corporate power and authority of such Borrower, and have been duly authorized by all necessary corporate action on the part of such Borrower, and each further represents and warrants that the execution and delivery by such

Borrower, of this Amendment and the performance by it of the transactions contemplated hereby will not contravene any term or condition set forth in any agreement or instrument to which it is a party or by which it is bound, including, in the case of the Company, but not limited to, the Subordinated Debt Documents and the 1998 Preferred Stock Documents.

     (S)5.  RATIFICATION, ETC.  Except as expressly provided for herein, the
            ------------  ---
Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to, the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. This Amendment shall constitute one of the Loan Documents, and the obligations of the Borrowers under this Amendment shall constitute Obligations for all purposes of the Loan Documents. All references in the Credit Agreement, the Loan Documents or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     (S)6.  NO WAIVER.  Nothing contained herein shall constitute a waiver of,
            ---------
impair or otherwise adversely affect any Obligations, any other obligation of the Company or Samsonite Europe or any rights of the Agents or the Lenders consequent thereon, except for the limited waiver expressly provided for herein.

     (S)7.  COUNTERPARTS.  This Amendment may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     (S)8.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
            -------------
IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, APPLICABLE TO TRANSACTIONS TO BE PERFORMED WHOLLY WITHIN SUCH STATE (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal by their respective officers thereunto duly authorized.

                            [Signature Pages Follow]

                         Signature Pages for Borrowers
                         -----------------------------
     Each of the undersigned Borrowers hereby consents and agrees to all of the provisions of the foregoing Amendment:


     The Company:        SAMSONITE CORPORATION
     --- -------



                         By: /s/ Richard H. Wiley............................
                         Name: Richard H. Wiley..............................
                         Title: Chief Financial Officer......................


     Samsonite Europe:   SAMSONITE EUROPE N.V.
     ----------------



                         By: /s/ Thomas R. Sandler...........................
                         Name: Thomeas R. Sandler
                         Title: Director

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         BANK OF AMERICA NATIONAL
                         TRUST AND SAVINGS ASSOCIATION



                         By: /s/ Peter D.Griffith..........................
                         Name: Peter D. Griffith...........................
                         Title: Senior Vice President

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         BANKBOSTON, N.A.



                         By: /s/ Richard D. Hill, Jr....................
                         Name: Richard D. Hill, Jr......................
                         Title: Managing Director.......................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         CIBC INC.



                         By: /s/  Gerald Girardi..........................
                         Name: Gerald Girardi.............................
                         Title: CIBC Oppenheimer Corp., AS AGENT..........

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         GENERALE BANK N.V.



                         By: /s/ David Snyder.......................
                         Name: David Snyder.........................
                         Title: Senior Vice President...............


                         By: /s/  E. Matthews.......................
                         Name: E. Matthews..........................
                         Title: Senior Vice President...............

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         THE BANK OF NEW YORK



                         By: /s/ Michael B. Scaduto.........................
                         Name: Michael B. Scaduto...........................
                         Title: Vice President..............................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         GENERAL ELECTRIC CAPITAL CORPORATION



                         By: /s/ Peter DiBiasi.......................
                         Name: Peter DiBiasi.........................
                         Title: Senior Risk Manager..................

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         NATIONAL BANK OF CANADA



                         By: /s/ Raymond L. Yager     /s/ A.M. Conneen, Jr.
                         Name: Raymond L. Yager           A.M. Conneen, Jr.
                         Title: Vice President        Vice President/Manager

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         NORWEST BANK COLORADO,
                         NATIONAL ASSOCIATION



                         By: /s/ Randall Schmidt...........................
                         Name: Randall Schmidt.............................
                         Title: Vice President.............................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         SENIOR DEBT PORTFOLIO

                         By:
                         Boston Management and Research,

                         as Investment Advisor



                         By:....................................
                         Name:..................................
                         Title:.................................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         OXFORD STRATEGIC INCOME FUND

                         By:
                         Eaton Vance Management, as

                         Investment Advisor



                         By:..............................
                         Name:............................
                         Title:...........................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                              MERRILL LYNCH SENIOR FLOATING
                              RATE FUND, INC.



                              By:......................................
                              Name:....................................
                              Title:...................................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                              SENIOR HIGH INCOME PORTFOLIO,
                              INC.



                              By:..........................
                              Name:........................
                              Title:.......................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         ML CLO XX PILGRIM AMERICA
                         (CAYMAN) LTD.

                         By:
                         Pilgrim Investments, Inc.,

                         its Investment Manager


                         By: /s/ Robert L. Wilson..........................
                         Name: Robert L. Wilson............................
                         Title: Vice President.............................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         CYPRESSTREE INVESTMENT FUND, LLC

                         By: CypressTree Investment

                         Management Company, Inc.,

                         its Managing Member


                         By: /s/ Peter K. Merrill...........................
                         Name: Peter K. Merrill.............................
                         Title: Managing Director...........................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         CYPRESSTREE INSTITUTIONAL
                         FUND, LLC

                         By:
                         CypressTree Investment

                         Management Company, Inc.,

                         its Managing Member


                         By: /s/  Peter K. Merrill......................
                         Name: Peter K. Merrill.........................
                         Title: Managing Director.......................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         KZH CYPRESSTREE1 LLC



                         By: /s/  Virginia Conway.....................
                         Name: Virginia Conway........................
                         Title: Authorized Agent......................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         KZH ING2 LLC



                         By:............................
                         Name:..........................
                         Title:.........................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         ING HIGH INCOME PRINCIPAL
                         PRESERVATION FUND HOLDINGS, LDC

                         By:
                         ING Capital Advisors, Inc.,

                         as Investment Advisor


                         By:.........................
                         Name:.......................
                         Title:......................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         CYPRESSTREE INVESTMENT
                         PARTNERS II, LTD.

                         By:  CypressTree Investment Management Company,
                              Inc.,
                              as Portfolio Manager

                         By: /s/ Peter K. Merrill...................
                         Name:   Peter K. Merrill...................
                         Title: Managing Director...................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                              ML CBO IV (CAYMAN) LTD.

                              By:   Highland Capital Management, L.P.,

                              as Collateral Manager


                              By: /s/ James Dondero, CFA, CPA................
                              Name: James Dondero............................
                              Title: President, Highland Capital Management L.P.